Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAJ2


Issuer
ALTRIA GROUP INCORPORATED


Underwriters
Barclays Capital, Citigroup, Deutsche Bank
Securities, Goldman Sachs, HSBC Securities,
JP Morgan, Santander Investment Securities,
Scotia Capital, Credit Suisse, Loop Capital
Markets, US Bancorp, Wachovia Securities,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
MO 9.25% 08/06/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/3/2009


Total amount of offering sold to QIBs
2,200,000,000


Total amount of any concurrent public offering
0


Total
2,200,000,000


Public offering price
99.881


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB


Current yield
9.26%


Benchmark vs Spread (basis points)
637bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
225,000.00
 $                   224,732
0.01%



DWS Balanced VIP
DWS
125,000.00
 $                   124,851
0.01%



DWS Balanced Fund
DWS
250,000.00
 $                   249,703
0.01%



DWS Core Plus Income Fund
DWS
700,000.00
 $                   699,167
0.03%



Total

1,300,000
 $
1,298,453
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6


Issuer
AMC Entertainment


Underwriters
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Banc of America
Securities LLC, Barclays Capital, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
AMCENT 8.75% 6/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
97.582


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.30%


Rating
B1/B-


Current yield
8.97%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
120,000.00
 $                   117,098
0.02%



DWS BALANCED VIP
DWS
35,000.00
 $                     34,154
0.01%



DWS HIGH INCOME FUND
DWS
5,685,000.00
 $
5,547,537
0.95%



DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $
1,190,500
0.20%



DWS HIGH INCOME TRUST
DWS
705,000.00
 $                   687,953
0.12%



DWS HIGH INCOME VIP
DWS
765,000.00
 $                   746,502
0.13%



DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $                   717,228
0.12%



DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $                   522,064
0.09%



DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $                   195,164
0.03%



Total

10,000,000
 $
9,758,200
1.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7


Issuer
Ameristar Casinos


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Wachovia, Calyon Securities,
Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.087


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $                     43,689
0.01%



DWS Balanced VIP
DWS
15,000.00
 $                     14,563
0.00%



DWS High Income Fund
DWS
1,900,000.00
 $
1,844,653
0.29%



DWS High Income Plus Fund
DWS
395,000.00
 $                   383,494
0.06%



DWS High Income VIP
DWS
240,000.00
 $                   233,009
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,417
0.00%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   174,757
0.03%



DWS Short Duration Fund
DWS
770,000.00
 $                   747,570
0.12%



DWS Short Duration Plus Fund
DWS
923,013.90
 $                   896,127
0.14%



DWS Strategic Income Fund
DWS
125,000.00
 $                   121,359
0.02%



DWS Strategic Income Trust
DWS
50,000.00
 $                     48,544
0.01%



DWS Strategic Income VIP
DWS
30,000.00
 $                     29,126
0.00%



Total

4,693,014
 $
4,556,306
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman Sachs,
JP Morgan, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
6.40%


Benchmark vs Spread (basis points)
275bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $                   533,133
0.05%



DWS BALANCED VIP
DWS
145,000.00
 $                   144,494
0.01%



DWS BOND VIP
DWS
280,000.00
 $                   279,023
0.03%



DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $
2,192,322
0.22%



DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $                   244,145
0.02%



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $                   777,278
0.08%



DWS GLOBAL BOND FUND
DWS
315,000.00
 $                   313,901
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $
1,574,486
0.16%



DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $                   652,714
0.07%



DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $                   418,534
0.04%



DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $                   144,494
0.01%



Total

7,300,000
 $
7,274,523
0.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2


Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities, Credit Suisse,
Deutsche Bank Securities, BNP Paribas, BNY
Mellon Capital, Jackson Securities, RBC
Capital, RBS Securities, Toussaint Capital,
Utendahl Capital


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa2/AA-e


Current yield
4.30%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $                   619,802
0.06%



DWS Balanced VIP
DWS
170,000.00
 $                   169,946
0.02%



DWS Bond VIP
DWS
645,000.00
 $                   644,794
0.06%



DWS Core Fixed Income Fund
DWS
2,590,000.00
 $
2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $                   299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $
1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $                   709,773
0.07%



Total

6,815,000
 $
6,812,819
0.68%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05530QAB6


Issuer
BAT INTERNATIONAL FINANCE PLC


Underwriters
Citigroup, Deutsche Bank Securities Inc, JP
Morgan, Barclays Capital, Bayerische Hypo-
Und Vereinsbank AG, BNP Paribas, HSBC
Securities, Scotia Capital Inc


Years of continuous operation, including predecessors
> 3 years


Security
BATSLN 9.5% 11/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/13/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.056


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/BBB+


Current yield
9.59%


Benchmark vs Spread (basis points)
600bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   749,108
0.03%



DWS Balanced Fund
DWS
2,250,000.00
 $
2,247,323
0.10%



Total

3,000,000
 $
2,996,430
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
111013AH1


Issuer
BRITISH SKY BROADCASTING


Underwriters
Barclays Capital, BNP Paribas, Deutsche
Bank Securities Inc, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BSY 9.5% 11/15/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.834


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB


Current yield
9.52%


Benchmark vs Spread (basis points)
588bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
500,000.00
 $                   499,405
0.02%



DWS Balanced Fund
DWS
1,500,000.00
 $
1,498,215
0.07%



DWS Core Fixed Income Fund
DWS
6,000,000.00
 $
5,992,860
0.27%



DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,553,150
0.07%



DWS Bond VIP
DWS
590,000.00
 $                   589,298
0.03%



DWS Core Fixed Income VIP
DWS
605,000.00
 $                   604,280
0.03%



Total

10,750,000
 $
10,737,208
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9


Issuer
Calpine Construction Finance Co


Underwriters
Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, ING Bank


Years of continuous operation, including predecessors
> 3 years


Security
CPN 8% 6/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.488


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/BB-


Current yield
8.38%


Benchmark vs Spread (basis points)
630bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
570,000.00
 $                   544,282
0.06%



DWS High Income Fund
DWS
4,430,000.00
 $
4,230,118
0.44%



DWS High Income Plus Fund
DWS
920,000.00
 $                   878,490
0.09%



DWS Balanced VIP
DWS
30,000.00
 $                     28,646
0.00%



DWS Balanced Fund
DWS
105,000.00
 $                   100,262
0.01%



DWS Strategic Income VIP
DWS
65,000.00
 $                     62,067
0.01%



DWS Strategic Income Fund
DWS
300,000.00
 $                   286,464
0.03%



DWS Strategic Income Trust
DWS
115,000.00
 $                   109,811
0.01%



DWS Multi Market Income Trust
DWS
420,000.00
 $                   401,050
0.04%



DWS Lifecycle Long Range Fund
DWS
45,000.00
 $                     42,970
0.00%



Total

7,000,000
 $
6,684,160
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4


Issuer
Capital One Financial


Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan, RBS Greenwich Capital, Bank of
America Securities, Keefe Bruyette, RBC
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
COF 7.375% 05/23/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.511


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
7.41%


Benchmark vs Spread (basis points)
540bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $                   502,531
0.05%



DWS Balanced VIP
DWS
150,000.00
 $                   149,267
0.02%



DWS Bond VIP
DWS
540,000.00
 $                   537,359
0.05%



DWS Core Fixed Income Fund
DWS
2,090,000.00
 $
2,079,780
0.21%



DWS Core Fixed Income VIP
DWS
240,000.00
 $                   238,826
0.02%



DWS Core Plus Income Fund
DWS
1,475,000.00
 $
1,467,787
0.15%



Total

5,000,000
 $
4,975,550
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAC3


Issuer
CENOVUS ENERGY INCORPORATED


Underwriters
Bank of America, Barclays, RBC Capital,
Credit Suisse, Deutsche Bank,  Morgan
Stanley, RBS


Years of continuous operation, including predecessors
> 3 years


Security
CVECN 5.7 10/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
1,300,000,000


Total amount of any concurrent public offering
0


Total
1,300,000,000


Public offering price
99.933


Price paid if other than public offering price
N/A


Underwriting spread/commission
#N/A Field Not Applicable


Underwriting spread or commission
0.65%


Rating  -  Moodys
Baa2


Rating  -  S&P
BBB+


Rating
0.09261 / 637bp


Current yield
559.10%


Current yield
5.59%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
168,000
 $                   167,887
0.01%



DWS BALANCED VIP
DWS
48,000
 $                     47,968
0.00%



DWS BOND VIP
DWS
186,000
 $                   185,875
0.01%



DWS CORE FIXED INCOME FUND
DWS
648,000
 $                   647,566
0.05%



DWS CORE FIXED INCOME VIP
DWS
78,000
 $                     77,948
0.01%



DWS CORE PLUS INCOME FUND
DWS
474,000
 $                   473,682
0.04%



DWS GLOBAL BOND FUND
DWS
198,000
 $                   197,867
0.02%



DWS Strategic Income Fund
DWS
1,280,000
 $
1,279,142
0.10%



DWS Strategic Income VIP
DWS
120,000
 $                   119,920
0.01%



Total


 $
3,197,856
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
191219BT0


Issuer
COCA-COLA ENTERPRISES


Underwriters
Banc of America Securities, Citigroup, Credit
Suisse, Deutsche Bank Securities Inc,
Williams Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
CCE 7.375% 3/3/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/29/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.90


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A3/A


Current yield
7.38%


Benchmark vs Spread (basis points)
468bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
4,000,000.00
 $
3,995,240
0.18%



DWS Balanced VIP
DWS
1,000,000.00
 $                   998,810
0.05%



Total

5,000,000
 $
4,994,050
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0


Issuer
Crown Americas


Underwriters
Bank of America, Merrill Lynch, Citigroup,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
CCK 7.625% 05/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.092


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B1/BB-


Current yield
7.85%


Benchmark vs Spread (basis points)
522bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
30,000.00
 $                     29,128
0.01%



DWS Balanced VIP
DWS
10,000.00
 $                       9,709
0.00%



DWS High Income Fund
DWS
1,210,000.00
 $                 1,174,813
0.30%



DWS High Income Plus Fund
DWS
250,000.00
 $                   242,730
0.06%



DWS High Income Trust
DWS
135,000.00
 $                   131,074
0.03%



DWS High Income VIP
DWS
155,000.00
 $                   150,493
0.04%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                       9,709
0.00%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   116,510
0.03%



DWS Strategic Income Fund
DWS
30,000.00
 $                     29,128
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $                     29,128
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $                     19,418
0.01%



Total

2,000,000
 $                 1,941,840
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9


Issuer
Domtar Corp


Underwriters
JP Morgan, Morgan Stanley, Banc of America
Securities, BMO Capital Markets Corp, CIBC
World Markets, Citigroup, Desjardins
Securities, Fortis Securities, Goldman Sachs,
NBF Securities USA Corp, Rabo Securities
USA, RBC Capital Advisors, Scotia Capital,
TD Securities, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
UFS 1.75% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/3/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
96.157


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Ba3/BB-


Current yield
11.18%


Benchmark vs Spread (basis points)
822bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $                     67,310
0.02%



DWS Balanced VIP
DWS
20,000.00
 $                     19,231
0.01%



DWS High Income Fund
DWS
2,940,000.00
 $
2,827,016
0.74%



DWS High Income Plus Fund
DWS
605,000.00
 $                   581,750
0.15%



DWS High Income Trust
DWS
345,000.00
 $                   331,742
0.09%



DWS High Income VIP
DWS
380,000.00
 $                   365,397
0.10%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     28,847
0.01%



DWS Multi Market Income Trust
DWS
300,000.00
 $                   288,471
0.08%



DWS Strategic Income Fund
DWS
230,000.00
 $                   221,161
0.06%



DWS Strategic Income Trust
DWS
80,000.00
 $                     76,926
0.02%



Total

5,000,000
 $
4,807,850
1.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup, HSBC
Securities, Morgan Stanley, RBS Securities,
Barclays Capital, Deutsche Bank Securities,
Mitsubishi UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $                     74,846
0.00%



DWS BALANCED VIP
DWS
20,000.00
 $                     19,959
0.00%



DWS HIGH INCOME FUND
DWS
2,950,000.00
 $
2,943,923
0.09%



DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $                   613,733
0.02%



DWS HIGH INCOME TRUST
DWS
340,000.00
 $                   339,300
0.01%



DWS HIGH INCOME VIP
DWS
385,000.00
 $                   384,207
0.01%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $                     29,938
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $                   269,444
0.01%



DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $
1,636,622
0.05%



DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $                   359,258
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $                     44,907
0.00%



Total

6,730,000
 $
6,716,136
0.21%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP Morgan,
Comerica Securities, Deutsche Bank
Securities, Scotia Capital, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $                   145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $                     41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $                   152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $                   607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $                     68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $                   420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $                   167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $                   290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $
3,460,000
1.15%



Total

5,350,000
 $
5,350,000
1.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
29379VAG8


Issuer
ENTERPRISE PRODUCTS


Underwriters
Bank of America Merrill Lynch, BNP Paribas,
JP Morgan, Mizuho Securities, Morgan
Stanley, Deutsche Bank, ING Bank, RBS,
Scotia Capital, Sumitomo Bank, SunTrust
Robinson Humphrey, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EPD 6 1/8 10/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/24/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.386


Price paid if other than public offering price
N/A


Underwriting spread/commission
87.50%


Underwriting spread or commission
0.88%


Rating  -  Moodys
Baa3


Rating  -  S&P
BBB-


Rating
0.09261 / 637bp


Current yield
637.80%


Current yield
6.38%


Benchmark vs Spread (basis points)
200bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
860,000
854,720
0.14%



DWS BALANCED VIP
DWS
230,000
228,588
0.04%



DWS BOND VIP
DWS
460,000
457,176
0.08%



DWS CORE FIXED INCOME VIP
DWS
260,000
258,404
0.04%



DWS CORE PLUS INCOME FUND
DWS
1,190,000
1,182,693
0.20%



Total


 $
2,981,580
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36962G4D3


Issuer
GENERAL ELEC CAP CORPORATION


Underwriters
Bank of America, Barclays, Deutsche Bank,
RBS, Blaylock Robert Van, CastleOak
Securities, Samuel Ramirez & Co, Utendahl
Capital Partners, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
GE 6 08/07/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/4/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.888


Price paid if other than public offering price
N/A


Underwriting spread/commission
#N/A Field Not Applicable


Underwriting spread or commission
0.43%


Rating  -  Moodys
Aa2


Rating  -  S&P
AA+


Rating
0.09261 / 637bp


Current yield
574.30%


Current yield
5.74%


Benchmark vs Spread (basis points)
235bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
710,000
 $                   709,205
0.04%



DWS BALANCED VIP
DWS
190,000
 $                   189,787
0.01%



DWS BOND VIP
DWS
355,000
 $                   354,602
0.02%



DWS CORE FIXED INCOME FUND
DWS
2,630,000
 $
2,627,054
0.13%



DWS CORE FIXED INCOME VIP
DWS
310,000
 $                   309,653
0.02%



DWS CORE PLUS INCOME FUND
DWS
955,000
 $                   953,930
0.05%



DWS GLOBAL BOND FUND
DWS
400,000
 $                   399,552
0.02%



DWS Strategic Income Fund
DWS
1,320,000
 $
1,318,522
0.07%



DWS Strategic Income VIP
DWS
265,000
 $                   264,703
0.01%



Total


 $
7,127,009
0.36%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
38146FAA9


Issuer
GOLDMAN SACHS


Underwriters
Goldman Sachs, Citigroup, Morgan Stanley,
Bank of New York, Barclays Capital, BB&T
Corp, Blaylock & Partners, BNP Paribas,
Daiwa Securities, Deutsche Bank Securities
Inc, FTN Financial, Keefe Bruyette & Woods,
Morgan Keegan & Co, Stifel Nicolaus & Co,
UniCredit SpA, Williams Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
GS 3.25% 06/15/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/25/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.612


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aaa/AAA


Current yield
3.26%


Benchmark vs Spread (basis points)
200bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   749,108
0.03%



DWS Balanced Fund
DWS
2,250,000.00
 $
2,247,323
0.10%



DWS Short Duration Plus Fund
DWS
15,000,000.00
 $
14,982,150
0.68%



Total

18,000,000
 $
17,978,580
0.82%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4


Issuer
Goodyear Tire


Underwriters
Citigroup, Goldman Sachs, JP Morgan, BNP
Paribas, Calyon, HSBC Securities, Morgan
Stanley, Natixis Bleichroeder, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
GT 10.5% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.846


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B+


Current yield
10.96%


Benchmark vs Spread (basis points)
877bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $                     43,131
0.00%



DWS Balanced VIP
DWS
10,000.00
 $                       9,585
0.00%



DWS High Income Fund
DWS
1,780,000.00
 $
1,706,059
0.18%



DWS High Income Plus Fund
DWS
370,000.00
 $                   354,630
0.04%



DWS High Income Trust
DWS
205,000.00
 $                   196,484
0.02%



DWS High Income VIP
DWS
225,000.00
 $                   215,654
0.02%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,169
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $                   153,354
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $                   115,015
0.01%



DWS Strategic Income Trust
DWS
40,000.00
 $                     38,338
0.00%



DWS Strategic Income VIP
DWS
25,000.00
 $                     23,962
0.00%



Total

3,000,000
 $
2,875,380
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit
Suisse, JP Morgan, Mitsubishi UFJ Securities,
Banc of America Securities LLC, Goldman
Sachs, Morgan Stanley, UBS Securities, DnB
Nor Markets, Lloydds TBS Bank, Scotia
Capital, Standard Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
200,000
 $                   198,972
0.02%



DWS Balanced Fund
DWS
500,000
 $                   497,430
0.05%



DWS Bond VIP
DWS
400,000
 $                   397,944
0.04%



DWS Core Fixed Income Fund
DWS
1,500,000
 $
1,492,290
0.15%



DWS Core Fixed Income VIP
DWS
200,000
 $                   198,972
0.02%



DWS Core Plus Income Fund
DWS
1,000,000
 $                   994,860
0.10%



DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

4,800,000
 $
4,775,328
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, BNP Paribas, Comerica
Securities, Credit Suisse, Daiwa Securities,
DnB Nor Markets, Fifth Third Securities,
Greenwich Capital Markets, Mitsubishi UFJ
Securities, Mizuho Securities, Muriel Siebert &
Company, Natcity Investments, Scotia Capital,
SG Americas Securities, US Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   998,810
0.05%



DWS Balanced VIP
DWS
250,000
 $                   249,703
0.01%



DWS Bond VIP
DWS
750,000
 $                   749,108
0.03%



DWS Core Plus Income Fund
DWS
2,000,000
 $
1,997,620
0.09%



DWS Short Duration Fund
DWS
340,000.00
 $                   339,595
0.02%



DWS Short Duration Plus Fund
DWS
3,080,000.00
 $
3,076,335
0.14%



Total

7,420,000
 $
7,411,170
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BF7


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays Capital,
Citigroup, RBS Greenwich Capital, Wachovia,
BNP Paribas, Commerzbank Capital Markets,
Daiwa, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 10.375% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.184


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
10.68%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
35,000.00
 $                     34,014
0.01%



DWS High Income Fund
DWS
1,480,000.00
 $
1,438,323
0.23%



DWS High Income Plus Fund
DWS
305,000.00
 $                   296,411
0.05%



DWS High Income Trust
DWS
175,000.00
 $                   170,072
0.03%



DWS High Income VIP
DWS
190,000.00
 $                   184,650
0.03%



DWS Multi Market Income Trust
DWS
145,000.00
 $                   140,917
0.02%



DWS Strategic Income Fund
DWS
105,000.00
 $                   102,043
0.02%



DWS Strategic Income Trust
DWS
40,000.00
 $                     38,874
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $                     24,296
0.00%



Total

2,500,000
 $
2,429,600
0.38%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays Capital,
Citigroup, RBS Securities, Wachovia, BNP
Paribas, Commerzbank Capital Markets,
Daiwa, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $                     43,805
0.01%



DWS High Income Fund
DWS
1,795,000.00
 $
1,747,325
0.21%



DWS High Income Plus Fund
DWS
370,000.00
 $                   360,173
0.04%



DWS High Income Trust
DWS
200,000.00
 $                   194,688
0.02%



DWS High Income VIP
DWS
230,000.00
 $                   223,891
0.03%



DWS Multi Market Income Trust
DWS
170,000.00
 $                   165,485
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $                   116,813
0.01%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,805
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $                     24,336
0.00%



Total

3,000,000
 $
2,920,320
0.35%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BA9


Issuer
NORTHROP GRUMMAN CORP


Underwriters
Citigroup, Credit Suisse, Deutsche Bank, JP
Morgan, Morgan Stanley, RBS


Years of continuous operation, including predecessors
> 3 years


Security
NOC 5 1/20 08/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/27/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.837


Price paid if other than public offering price
N/A


Underwriting spread/commission
25.00%


Underwriting spread or commission
0.25%


Rating  -  Moodys
Baa2


Rating  -  S&P
BBB


Rating
0.09261 / 637bp


Current yield
485.40%


Current yield
4.85%


Benchmark vs Spread (basis points)
135bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED Fund
DWS
360,000
$359,413.20
0.07%



DWS BALANCED VIP
DWS
100,000
$99,837.00
0.02%



DWS BOND VIP
DWS
195,000
$194,682.15
0.04%



DWS CORE FIXED INCOME FUND
DWS
1,415,000
$1,412,693.55
0.28%



DWS CORE FIXED INCOME VIP
DWS
165,000
$164,731.05
0.03%



DWS CORE PLUS INCOME FUND
DWS
515,000
$514,160.55
0.10%



DWS GLOBAL BOND FUND
DWS
220,000
$219,641.40
0.04%



Total


$2,745,517.50
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securities, Deutsche Bank
Securities, JP Morgan, Barclays Capital, BNP
Paribas, Calyon Securities, Citigroup, HSBC
Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
69073TAM5


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $                       7,200
0.01%



DWS Balanced VIP
DWS
10,000.00
 $                       1,600
0.00%



DWS High Income Fund
DWS
1,770,000.00
 $
1,712,015
0.30%



DWS High Income Plus Fund
DWS
370,000.00
 $                   357,879
0.06%



DWS High Income Trust
DWS
205,000.00
 $                   198,284
0.03%



DWS High Income VIP
DWS
230,000.00
 $                   222,465
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,345
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $                   154,758
0.03%



DWS Strategic Income Fund
DWS
120,000.00
 $                   116,069
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,526
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $                     24,181
0.00%



Total

3,000,000
 $
2,857,322
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6


Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, Goldman Sachs, HSBC
Securities, JP Morgan, Mitsubishi UFJ
Securities, RBS Greenwich  Capital,
Santander Investment Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFE 6.2% 03/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/17/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.899


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AAA


Current yield
6.21%


Benchmark vs Spread (basis points)
325bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%



DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%



DWS Core Fixed Income Fund
DWS
2,500,000.00
 $
2,497,475
0.08%



DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%



DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%



DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%



Total

7,500,000
 $
4,994,950
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 7.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $                   175,500
0.33%



DWS BALANCED VIP
DWS
315,000.00
 $                   315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $                   600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $
4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $                   525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $
1,690,000
0.48%



DWS SHORT DURATION FUND
DWS
960,000.00
 $                   960,000
0.27%



DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $
11,540,000
3.30%



Total

21,600,000
 $
20,605,500
6.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley, Wachovia,
BBVA Securities, Citigroup, Comerica
Securities, Deutsche Bank Securities,
Raymond James, RBS Greenwich, Scotia
Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000.00
 $                   118,120
0.05%



DWS High Income Fund
DWS
5,775,000.00
 $
5,457,144
2.31%



DWS High Income Trust
DWS
590,000.00
 $                   557,526
0.24%



DWS High Income Plus Fund
DWS
1,215,000.00
 $
1,148,126
0.49%



DWS Multi Market Income Trust
DWS
650,000.00
 $                   614,224
0.26%



DWS Strategic Income Fund
DWS
400,000.00
 $                   377,984
0.16%



DWS Strategic Income Trust
DWS
175,000.00
 $                   165,368
0.07%



DWS Strategic Income VIP
DWS
70,000.00
 $                     66,147
0.03%



Total

9,000,000
 $
8,504,640
3.60%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco
Santander, Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS Securities,
Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 7% 03/01/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
97.278


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa1/AA-


Current yield
7.20%


Benchmark vs Spread (basis points)
365bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%



DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%



DWS Core Plus Income Fund
DWS
2,000,000
 $
1,945,560
0.08%



DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Strategic Income Fund
DWS
1,365,000
 $
1,363,376
0.06%



DWS Strategic Income VIP
DWS
300,000
 $                   299,643
0.01%



Total

6,915,000
 $
6,770,122
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche Bank
Securities, Mitsubishi UFJ, Wachovia,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.778


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Baa1/BBB+


Current yield
6.51%


Benchmark vs Spread (basis points)
387bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
625,000.00
 $                   623,613
0.08%



DWS Balanced VIP
DWS
135,000.00
 $                   134,700
0.02%



DWS Bond VIP
DWS
650,000.00
 $                   648,557
0.09%



DWS Core Fixed Income Fund
DWS
2,600,000.00
 $
2,594,228
0.35%



DWS Core Fixed Income Fund
DWS
1,700,000.00
 $
1,696,226
0.23%



DWS Core Fixed Income VIP
DWS
290,000.00
 $                   289,356
0.04%



DWS Multi Market Income Trust
DWS
785,000.00
 $                   783,257
0.10%



DWS Strategic Income Trust
DWS
215,000.00
 $                   214,523
0.03%



Total

7,000,000
 $
6,984,460
0.93%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39


Issuer
Siligan Holdings Incorporated


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas,
Rabo Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
80,000.00
 $                     77,824
0.03%



DWS Balanced VIP
DWS
20,000.00
 $                     19,456
0.01%



DWS High Income Fund
DWS
3,235,000.00
 $
3,147,008
1.29%



DWS High Income Plus Fund
DWS
675,000.00
 $                   656,640
0.27%



DWS High Income Trust
DWS
370,000.00
 $                   359,936
0.15%



DWS High Income VIP
DWS
415,000.00
 $                   403,712
0.17%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     29,184
0.01%



DWS Multi Market Income Trust
DWS
320,000.00
 $                   311,296
0.13%



DWS Strategic Income Fund
DWS
220,000.00
 $                   214,016
0.09%



DWS Strategic Income Trust
DWS
85,000.00
 $                     82,688
0.03%



DWS Strategic Income VIP
DWS
50,000.00
 $                     48,640
0.02%



Total

5,500,000
 $
5,350,400
2.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1


Issuer
Simon Property Group


Underwriters
Citigroup, Deutsche Bank Securities, Goldman
Sachs, UBS Securities, Calyon Securities,
ING Financial Markets, Mitsubishi UFJ, RBC
Capital Markets Scotia Capital, US Bancorp
Investments


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.75% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
98.960


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/A-


Current yield
6.82%


Benchmark vs Spread (basis points)
497bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $                   222,660
0.04%



DWS Balanced VIP
DWS
70,000.00
 $                     69,272
0.01%



DWS Bond VIP
DWS
240,000.00
 $                   237,504
0.04%



DWS Core Fixed Income Fund
DWS
945,000.00
 $                   935,172
0.16%



DWS Core Fixed Income VIP
DWS
105,000.00
 $                   103,908
0.02%



DWS Core Plus Income Fund
DWS
665,000.00
 $                   658,084
0.11%



DWS Global Bond Fund
DWS
250,000.00
 $                   247,400
0.04%



Total

2,500,000
 $
2,474,000
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6


Issuer
Starwood Hotels & Resort


Underwriters
Banc of America Securities, Deutsche Bank
Securities, JP Morgan, Barclays Capital,
BBVA Securities, Calyon Securities, Citigroup,
Credit Suisse, Goldman Sachs, HSBC
Securities, Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
HOT 7.88% 10/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
96.285


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Ba1/BB


Current yield
8.18%


Benchmark vs Spread (basis points)
686bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $                     62,585
0.01%



DWS Balanced VIP
DWS
20,000
 $                     19,257
0.00%



DWS High Income Fund
DWS
2,975,000
 $
2,864,479
0.60%



DWS High Income Plus Fund
DWS
615,000
 $                   592,153
0.12%



DWS High Income Trust
DWS
340,000
 $                   327,369
0.07%



DWS High Income VIP
DWS
370,000
 $                   356,255
0.07%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     28,886
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $                   259,970
0.05%



DWS Strategic Income Fund
DWS
200,000
 $                   192,570
0.04%



DWS Strategic Income Trust
DWS
70,000.00
 $                     67,400
0.01%



DWS Strategic Income VIP
DWS
45,000
 $                     43,328
0.01%



Total

5,000,000
 $
4,814,250
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ Securities
USA, Morgan Stanley, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $                   270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $                     80,000
0.01%



DWS Bond VIP Combined
DWS
290,000.00
 $                   290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $
1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $                   130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $                   790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $                   320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $                   510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $
6,150,000
0.62%



Total

9,660,000
 $
9,660,000
0.97%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6


Issuer
Telecom Italia


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ Securities
USA, Morgan Stanley, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 7.175% 06/18/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman, Sachs & Co.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
5.73%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $                   260,000
0.03%



DWS Balanced VIP
DWS
70,000.00
 $                     70,000
0.01%



DWS Bond VIP
DWS
275,000.00
 $                   275,000
0.03%



DWS Core Fixed Income Fund
DWS
1,050,000.00
 $
1,050,000
0.11%



DWS Core Fixed Income VIP
DWS
120,000.00
 $                   120,000
0.01%



DWS Core Plus Income Fund
DWS
750,000.00
 $                   750,000
0.08%



DWS Global Bond Fund
DWS
330,000.00
 $                   330,000
0.03%



DWS Strategic Income Fund
DWS
1,640,000.00
 $
1,640,000
0.16%



DWS Strategic Income VIP
DWS
360,000.00
 $                   360,000
0.04%



Total

4,855,000
 $
4,855,000
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6


Issuer
Telefonica Emisiones SAU


Underwriters
Citigroup, Deutsche Bank Securities, Goldman
Sachs, Morgan Stanley, BNP Paribas, Calyon,
Credit Suisse, Mitsubishi UFJ Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
TELEFO 5.877% 7/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/22/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
220bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $                   320,000
0.03%



DWS Balanced VIP
DWS
90,000.00
 $                     90,000
0.01%



DWS Bond VIP
DWS
345,000.00
 $                   345,000
0.03%



DWS Core Fixed Income Fund
DWS
1,305,000.00
 $
1,305,000
0.13%



DWS Core Fixed Income VIP
DWS
145,000.00
 $                   145,000
0.01%



DWS Core Plus Income Fund
DWS
930,000.00
 $                   930,000
0.09%



DWS Global Bond Fund
DWS
370,000.00
 $                   370,000
0.04%



DWS Strategic Income Fund
DWS
760,000.00
 $                   760,000
0.08%



DWS Strategic Income VIP
DWS
170,000.00
 $                   170,000
0.02%



Total

4,435,000
 $
4,435,000
0.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAQ1
413875AK1
00206RAJ1
Issuer
TIME WARNER CABLE INCORPORATED
HARRIS CORPORATION
AT&T
Underwriters
Banc of America Securities, Barclays Capital,
BNP Paribas, Citigroup, Daiwa Securities
America, Deutsche Bank Securities Inc, Fortis
Securities, Goldman Sachs, Mitsubishi UFJ
Securities Internet, Mizuho Securities, Morgan
Stanley, RBS Greenwich Capital, UBS
Securities, Wachovia Securities
Banc of America Securities, Morgan Stanley,
Citigroup, HSBC Securities, Suntrust Capital
Markets, Wachovia Capital Markets
Banc of America Securities, Citigroup,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWC 8.25% 02/14/14
HRS 5.95% 12/01/17
T 5.5% 2/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/13/2008
11/30/2007
1/29/2008
Total amount of offering sold to QIBs
750,000,000
400,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
400,000,000
2,500,000,000
Public offering price
99.849
99.65
99.78
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.65%
0.45%
Rating
Baa2/BBB+
Baa1/BBB+
A2/A
Current yield
8.26%
5.97%
5.51%
Benchmark vs Spread (basis points)
590bp
200bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   749,108
0.03%
1.60%
1.35%
12/31/2008
DWS Balanced Fund
DWS
2,250,000.00
 $
2,247,323
0.10%
1.60%
1.49%
12/31/2008
Total

3,000,000
 $
2,996,430
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6


Issuer
Travelers Cos Incorporated


Underwriters
Banc of America Securities, Barclays Capital,
Deutsche Bank Securities, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV 5.9% 06/02/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A-


Current yield
5.93%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $                   323,570
0.07%



DWS Balanced VIP
DWS
100,000.00
 $                     99,560
0.02%



DWS Bond VIP
DWS
265,000.00
 $                   263,834
0.05%



DWS Core Fixed Income Fund
DWS
1,375,000.00
 $
1,368,950
0.28%



DWS Core Fixed Income VIP
DWS
155,000.00
 $                   154,318
0.03%



DWS Core Plus Income Fund
DWS
735,000.00
 $                   731,766
0.15%



Total

2,955,000
 $
2,941,998
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.